Escrow Agreement
                                      Among
                              Hyundai Syscomm Corp.
                                       And
                        Electronic Control Security, Inc.
                                       And
                         Hirshfield Law, as Escrow Agent

                     Dated December as of December 22, 2006

                                ESCROW AGREEMENT

         This Escrow Agreement is made and entered into as of December 22, 2006, by and among Electronic Control Security, Inc., a New Jersey corporation ("ECSI"), Hyundai Syscomm Corp., a California corporation ("HYUNDAI"), and Hirshfield Law, as Escrow Agent hereunder (the "Escrow Agent").

                                 R E C I T A L S

      WHEREAS, HYUNDAI and ECSI have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of the date hereof, pursuant to which, among other things, HYUNDAI has agreed to purchase from ECSI and ECSI has agreed to sell to HYUNDAI, on the terms and conditions set forth therein, four million eight hundred thousand (4,800,000) shares (the "Purchased Shares") of ECSI Common Stock ("Common Stock") for an aggregate purchase price (the "Purchase Price") of One Million Two Hundred Thousand Dollars ($1,200,000); and

      WHEREAS, in order to facilitate the implementation of the Stock Purchase Agreement, ECSI has agreed to deliver to the Escrow Agent ten (10) stock certificates (the "Escrow Certificates"), each registered in the name of HYUNDAI, nine (9) of which Escrow Certificates each evidence five hundred thousand (500,000) shares of the Purchased Shares and one (1) of which Escrow Certificates evidences three hundred thousand (300,000) shares of the Purchased Shares; and

      WHEREAS, in order to facilitate the implementation of the Stock Purchase Agreement, HYUNDAI has agreed to deliver to the Escrow Agent's IOLTA account (the "IOLTA Account") pursuant to the instructions attached hereto as Exhibit 1 a wire transfer in the amount of the Purchase Price; and

      WHEREAS, the Escrow Agent has agreed to accept, hold, and distribute the Purchase Price and the Purchased Shares to be deposited with it in accordance with the terms and conditions of this Escrow Agreement and the Standard Terms annexed hereto an Annex A (collectively, this "Agreement");

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows: 1. Appointment of and Acceptance by the Escrow Agent. ECSI and HYUNDAI hereby appoint the Escrow Agent to serve as Escrow Agent hereunder. The Escrow Agent hereby accepts such appointment and, upon receipt of the Purchased Shares and the Purchase Price, agrees to hold and distribute the Purchased Shares and the Purchase Price in accordance with this Agreement.

      2. ECSI's Acknowledgement of the Escrow Agent's Legal Representation. ECSI hereby acknowledges that the Escrow Agent has acted as counsel for HYUNDAI in connection with the Stock Purchase Agreement and the transactions contemplated thereby and has and may act as counsel for HYUNDAI in connection with various other matters, including other matters relating to ECSI. ECSI agrees that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent HYUNDAI and ECSI will not seek to disqualify the Escrow Agent from continuing to act as counsel for HYUNDAI by reason of its obligations hereunder.

      3. Deposit of the Escrow Certificates. Concurrently with the execution and delivery of this Agreement, ECSI has caused the Escrow Certificates to be delivered to the Escrow Agent. The Purchased Shares will be deemed to be issued at closing. . Receipt of the Escrow Certificates from ECSI is hereby acknowledged by the Escrow Agent.

      4. Deposit of the Purchase Price. As soon as reasonably practicable after the receipt by the Escrow Agent of: (i) a fully executed counterpart of this Agreement; (ii) the Escrow Certificates; and (iii) all necessary Waivers (as such term is defined in the Stock Purchase Agreement) HYUNDAI shall cause the Purchase Price to be wired to the Escrow Agent's IOLTA account; and

      5. Delivery of the Purchase Price and the Escrow Certificates by the Escrow Agent. As soon as the Escrow Agent has received the Escrow Certificates and the Purchase Price, it shall cause the Purchase Price to be wire transferred to or upon the order of ECSI and six (6) Escrow Certificates evidencing an aggregate of three million (3,000,000) shares of Common Stock to be delivered to or upon the order of HYUNDAI. The remaining four (4) Escrow Certificates evidencing an aggregate of one million eight hundred thousand shares (1,800,000) will continue to be held in escrow by the Escrow Agent until such time as the Release Condition (as defined below) shall have been achieved. As used herein, the "Release Condition" shall mean ECSI's receipt of purchase orders from HYUNDAI or other indicia that shall make ECSI's Board of Directors comfortable, in its sole discretion, that HYUNDAI is honoring its commitments to ECSI under the Sub-Contract dated as of the date of this Agreement. The Release Condition shall not require ECSI's actual receipt of any minimum amount of revenues. As soon as the Release Condition is met and communicated to the Escrow Agent, the Escrow Agent shall cause the four (4) remaining Escrow Certificates to be delivered to or upon the order of HYUNDAI.

      6. Suspension of Performance; Delivery of the Purchase Price and the Escrow Certificates into Court. If at any time, there shall exist any dispute between the ECSI and HYUNDAI with respect to holding or disposition of any portion of the Purchased Shares or the Purchase Price or any other obligation of the Escrow Agent hereunder, or if at any time the Escrow Agent is unable to determine, to the Escrow Agent's sole satisfaction, the proper disposition of any portion of the Purchased Shares or the Purchase Price or the Escrow Agent's proper actions with respect to its obligations hereunder, or if HYUNDAI and ECSI have not within ten (10) days of the furnishing by the Escrow Agent of a notice of resignation pursuant to this Agreement, appointed a successor Escrow Agent to act hereunder, then the Escrow Agent may, in its sole discretion, take either or both of the following actions:

      (a) suspend the performance of any of its obligations (including without limitation any delivery obligations) under this Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); and/or

      (b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to the Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all Purchased Shares and Purchase Price then held by it pursuant to this Agreement.

The Escrow Agent shall have no liability to ECSI, HYUNDAI or any other person with respect to any such suspension of performance or payment into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the delivery of any of the Purchased Shares or Purchase Price or any delay with respect to any other action required or requested of the Escrow Agent.

      7. Warranties.

        (a) ECSI makes the following representations and warranties to the Escrow Agent:

            (i) ECSI has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

            (ii) This Agreement has been executed by ECSI and is enforceable against ECSI in accordance with its terms.

            (iii) The execution, delivery, and performance by ECSI of this Agreement will not, subject to the receipt by ECSI of the Waivers, violate, conflict with, or cause a default under any agreement to which ECSI is a party or any applicable law or regulation, any court order or administrative ruling or degree by which ECSI is bound.

            (iv) No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Purchased Shares or any part thereof.

            (v) All of the representations and warranties of ECSI contained herein are true and complete as of the date hereof and will be true and complete at the time of any delivery of the Purchased Shares by the Escrow Agent.

      (b) HYUNDAI makes the following representations and warranties to the Escrow Agent:

            (i) HYUNDAI has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

            (ii) This Agreement has been executed by HYUNDAI and is enforceable against HYUNDAI in accordance with its terms.

            (iii) The execution, delivery, and performance by such HYUNDAI of this Agreement will not violate, conflict with, or cause a default under any agreement to which HYUNDAI is a party or any applicable law or regulation, any court order or administrative ruling or degree by which HYUNDAI is bound.

            (iv) No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Purchased Shares or any part thereof.

            (v) All of the representations and warranties of HYUNDAI contained herein are true and complete as of the date hereof and will be true and complete at the time of any delivery of the Purchased Shares and/or the Purchase Price by the Escrow Agent.

      8. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivered to any overnight courier, or when transmitted by electronic transmission by facsimile or E-mail addressed to the party to be notified as follows:

(a) If to                       ECSI  to:  Electronic  Control
                                Security, Inc. 790 Bloomfield Avenue
                                Bldg C1
                                Clifton NJ 07012
                                Attention: Arthur Barchenko
                                Telephone: (973) 547-8555
                                Facsimile: (973) 574-8562
                                E-Mail: a_birch@ecsiinternational.com

(b) If to HYUNDAI to:           Hyundai Syscomm Corp.
                                8805 Pagoda Way
                                San Diego CA 92126
                                Attention: Samuel Lee
                                Telephone: (510) 790-4500
                                Facsimile: (415)358--4551
                                E-Mail: jack@hyundaisyscom.com

(c) If to the Escrow Agent to:  Hirshfiedld Law
                                1035 Park Avenue
                                Suite 7B
                                New York NY 10028-0912
                                Telephone: (646) 827-9362
                                Facsimile: (646) 349-1665
                                Attention: Peter B. Hirshfield, Esq.
                                E-Mail: phirshfield@hirshfieldlaw.com


      9. Amendments or Waiver. This Agreement may be changed, waived, discharged or terminated only by a writing signed by ECSI, HYUNDAI and the Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

      10. Entire Agreement. This Agreement constitutes the entire agreement among the parties relating to the holding and delivery of the Purchased Shares and the Purchase Price and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Purchased Shares and the Purchase Price.

      11. Execution of Counterparts. This Agreement and any Joint Written Instruction may be executed in separate counterparts, which when so executed shall constitute one and same agreement or direction.

      12. Electronic Counterparts Acceptable. ECSI, HYUNDAI and the Escrow Agent hereby agree that an electronically transmitted copy of a manually signed counterpart of this Agreement shall for all purposes be equivalent to the manually signed counterpart so electronically transmitted.

      13. Automatic Termination. Upon the first to occur of the delivery of all of the Purchased Shares and the Purchase Price pursuant to Section 5 hereof or the payment into court of all of the Purchased Shares and Purchase Price pursuant to Section 6(b) hereof, this Agreement shall terminate and the Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement, the Purchase Price or the Purchased Shares.

      14. Termination By ECSI. ECSI shall have the unilateral right, exercisable in its sole discretion, to terminate this Agreement pursuant to this Section 14 if HYUNDAI shall have failed to deposit the Purchase Price with the Escrow Agent on or prior to January 15, 2007. In the event that ECSI elects to exercise its termination right pursuant to this Section 14, it shall provide HYUNDAI and the Escrow Agent with a notice of termination which shall set forth a date not earlier than January 19, 2007 (the "Termination Effective Date") on which this Agreement shall terminate unless HYUNDAI shall have deposited the Purchase Price with the Escrow Agent on or prior to the Termination Effective Date. If HYUNDAI shall have failed to deposit the Purchase Price with the Escrow Agent on or prior to the Termination Effective Date, the Escrow Agent shall promptly return all ten Escrow Certificates to ECSI. Upon ECSI's receipt of the ten (10) Escrow Certificates this Agreement shall terminate and the Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement, the Purchase Price or the Purchased Shares. Upon termination of this Agreement pursuant to this Section 14, the Purchased Shares shall be retired and deemed returned to ECSI's treasury.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

FOR ECSI:
Electronic Control Security, Inc.

By:/s/Arthur Barchenko
   --------------------------------------
   Name: Arthur Barchenko
   Title: Chief Executive Officer

FOR HYUNDAI:
Hyundai Syscomm Corp.

By:/s/Samuel Lee
   --------------------------------------
   Name: Samuel Lee
   Title: Chairman of the Board

FOR THE ESCROW AGENT:
Hirshfield Law

By:/s/Peter B. Hirshfield
   --------------------------------------
   Name: Peter B. Hirshfield
   Title: Founder


                                 HIRSHFIELD LAW
                    STANDARD TERMS FOR ALL ESCROW AGREEMENTS


      Acceptance by Hirshfield Law (the "Escrow Agent") of its duties under the Escrow Agreement to which this is attached is subject to the following terms and conditions (the "Standard Terms"), which all parties to the Escrow Agreement hereby agree shall govern and control the rights, duties and privileges of the Escrow Agent and shall be deemed incorporated by reference into the Escrow Agreement as if set forth in full therein (the Escrow Agreement and these Standard Terms shall together be referred to as the "Agreement"):

      The duties of the Escrow Agent are to be determined solely by the express provisions of the Agreement and the Escrow Agent shall have no responsibilities except the performance of such duties and obligations as are specifically set forth in the Agreement.

      The Escrow Agent shall not be liable for any error of judgment, or for any act taken or omitted by it, or for any mistake in fact or law, or for anything which it may do or refrain from doing in connection herewith, except for its own willful misconduct. Without limiting the generality of the foregoing, the Escrow Agent shall not incur liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith.

      The Escrow Agent shall be entitled to act on or rely upon any written notice, direction, request, waiver, consent, receipt or other paper or document which appears to have been signed or presented by the party or parties entitled to execute or deliver such document, and the Escrow Agent shall have no duty to inquire of or investigate the authorization, signature or authenticity of such person or document.

      The Escrow Agent shall have no duty to invest or earn interest on any funds held in escrow. It may, however, deposit such funds or proceeds thereof in or with any bank, savings or loan association, trust company, money market mutual fund or financial institution (in its own name or in the name of any of its members or nominees). The Escrow Agent has no obligation to, and does not undertake to, perfect any security interests in any of the property, register any of the property or the proceeds thereof, invest or redeem any of the property or proceeds thereof, or surrender or tender any of the property or the proceeds thereof for any reason, or in any other respect enforce the obligations or preserve the rights of any party relating to any notes, debt instruments, securities, contracts or other property or proceeds thereof held in escrow.

      The Escrow Agent may resign its duties and shall thereupon be discharged from all further duties or obligations hereunder at any time upon giving 10 days' written notice to the parties to the Agreement. The parties to the Agreement will thereupon jointly designate a successor escrow agent hereunder within said 10-day period to whom the property held in escrow shall be delivered and shall deliver to the Escrow Agent a general release executed by all parties to the Agreement (other than the Escrow Agent) and shall pay the Escrow Agent in full any amounts owed to it under the Agreement. In default of such a joint designation of a successor escrow agent and delivery of such release and amounts, and unless the Escrow Agent has deposited the property held in escrow with a court, the Escrow Agent shall retain the property theretofore held in escrow as custodian thereof until otherwise directed by the parties to the Agreement jointly, without further liability or responsibility.

      The parties to the Agreement other than the Escrow Agent (collectively referred to as the "Indemnitors") jointly and severally agree to indemnify the Escrow Agent and its members, employees and agents (jointly and severally the "Indemnitees") against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees (excluding fees from Escrow Agent's own partners or employees), which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought or threatened to be brought, whether by any party hereto or by any other person or entity, against any Indemnities or in which any
Indemnities may become involved arising out of or relating directly or indirectly in any way to the Agreement or any transaction to which the Agreement directly or indirectly relates. If the indemnification provided for in this paragraph for any reason is held to be unavailable, the Indemnitors shall contribute such amounts as are, as between the Indemnitors, just and equitable to pay to the Indemnitees or to reimburse them for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees, incurred by the Indemnitees as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating directly or indirectly in any way to the Agreement or any transaction to which the Agreement directly or indirectly relates. The provisions of this paragraph shall survive any termination of the Agreement, whether by disbursement of the property held in escrow, the resignation of the Escrow Agent or otherwise.

      The Escrow Agent may, but shall not be obligated to, in its sole discretion at any time and from time to time, for any reason or for no reason, commence an interpleaded or other action, suit or proceeding for the resolution of any controversy regarding this Agreement or the subject matter of its escrow.

      THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS, AND THIS AGREEMENT CANNOT BE CHANGED OR TERMINATED EXCEPT BY A WRITING SIGNED BY ALL OF THE PARTIES HERETO. THE PARTIES TO THIS AGREEMENT HEREBY AGREE THAT NO ACTION, SUIT OR PROCEEDING SHALL BE COMMENCED AGAINST THE ESCROW AGENT UNLESS (A) THE ESCROW AGENT SHALL FIRST HAVE BEEN GIVEN 30 DAYS' WRITTEN NOTICE OF THE CLAIM AND (B) THE SAME IS BROUGHT IN A COURT OF COMPETENT JURISDICTION LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. THE PARTIES TO THE AGREEMENT OTHER THAN THE ESCROW AGENT AGREE THAT IN ANY ACTION, SUIT OR OTHER PROCEEDING COMMENCED BY THE ESCROW AGENT, SERVICE BY MAIL AS PROVIDED HEREIN SHALL BE DEEMED GOOD, PROPER AND EFFECTIVE SERVICE UPON SAID PARTY, AND EACH CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK (OR ANY OTHER COURT SELECTED BY THE ESCROW AGENT) IN ANY ACTION, SUIT OR PROCEEDING HEREUNDER, HEREBY WAIVING ANY AND ALL RIGHT TO OBJECT TO THE JURISDICTION OR VENUE OF SAID COURT.

      If a controversy arises between one or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the property held in escrow or any portion thereof, or as to any other matter arising out of or relating to the Agreement or the property held in escrow, the Escrow Agent shall not be required to make any inquiry or investigation, or make any determination as to such controversy, and need not make any delivery of such property but may retain it until the rights of the parties to the dispute shall have finally been determined by agreement in form, substance and formalities satisfactory to the Escrow Agent or by final order of a court of competent jurisdiction from which final order the time for appeal has expired without an appeal having been taken. If and to the extent directed to do so by said agreement or final order the Escrow Agent shall deliver the property held in escrow within a reasonable time after the Escrow Agent has received written notice of any such agreement or final order, accompanied by proof satisfactory to it of the validity of such agreement and/or the finality of such order. The Escrow Agent shall be entitled to assume that no such controversy has arisen unless it has received a written notice that such a controversy has arisen which refers specifically to the Agreement and identifies by name and address all parties to the controversy. Notwithstanding anything to the contrary set forth in the Agreement, the Escrow Agent shall be entitled to comply with any order of any court or other lawful authority which has not been stayed.

      All notices, requests and other communications which may or must be given hereunder shall be in writing and shall be deemed to have been duly given when mailed by registered or certified mail, return receipt requested, to each of the parties at their addresses set forth in the Agreement. Any of the parties hereto by notice in writing delivered or mailed to the other parties hereto, as aforesaid, may change the name or address, or both, to which future notices to it shall be delivered or mailed.

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns, but not to the benefit of any third party. The Agreement and any rights thereunder may not be assigned without the prior written consent of the Escrow Agent, and any purported assignment without the Escrow Agent's prior written consent shall be null and void and of no effect whatsoever. The rights granted the Escrow Agent herein are cumulative and the exercise of any one or more rights hereunder shall not constitute a waiver of the Escrow Agent's right to assert all other legal and equitable remedies available to it under the circumstances. If one or more of the provisions or paragraphs of the Agreement shall be held to be illegal or otherwise void or invalid, the remainder of the Agreement shall not be affected and shall remain in full force and effect.

      The parties to the Agreement acknowledge that the Escrow Agent has or may have represented one or more of the parties to the Agreement in the past, and consent to the continued representation by the Escrow Agent of one or more parties to the Agreement.

      To the extent inconsistent with any terms or provisions of the Escrow Agreement to which this is attached, the provisions of these Standard Terms shall govern.

FOR ECSI:                                      FOR HYUNDAI:
Electronic Control Security, Inc.              Hyundai Syscomm Corp.


By:/s/Arthur Barchenko                         By:/s/Samuel Lee
   ---------------------------------              ------------------------------
   Name: Arthur Barchenko                         Name: Samuel Lee
   Title: Chief Executive Officer                 Title: Chairman of the Board


FOR THE ESCROW AGENT:
Hirshfield Law


By:/s/Peter B. Hirshfield
   --------------------------------
   Name: Peter B. Hirshfield
   Title: Founder